UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 16, 2017

Invitation Homes Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001- 38004	90-0939055
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1717 Main Street, Suite 2000, Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

(972) 421-3600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on November 16, 2017 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated August 9, 2017, by and among Invitation Homes Inc., a Maryland corporation (“INVH” or the “Company”), Invitation Homes Operating Partnership LP, a Delaware limited partnership and a subsidiary of INVH (“INVH LP”), IH Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of INVH (“Merger Sub”), Starwood Waypoint Homes, a Maryland real estate investment trust (“SFR”), and Starwood Waypoint Homes Partnership, L.P., a Delaware limited partnership and a subsidiary of SFR (“SFR LP”). Pursuant to the Merger Agreement, on the Closing Date, SFR merged with and into Merger Sub, with Merger Sub continuing as the surviving entity (the “REIT Merger”), and SFR LP merged with and into INVH LP, with INVH LP continuing as a subsidiary of INVH (the “Partnership Merger” and, together with the REIT Merger, the “Mergers”). As a result of the Mergers, Merger Sub remained as a wholly-owned subsidiary of INVH and INVH LP remained as a subsidiary of INVH. The combined company will conduct business under the name Invitation Homes Inc. The following events took place in connection with the consummation of the Mergers:

Item 1.01	Entry into a Material Definitive Agreement

Supplemental Indentures Related to SFR Notes

In connection with the Mergers, Merger Sub, as successor issuer, and the Company, as guarantor, executed a supplemental indenture dated as of November 16, 2017 (the “2019 Notes Supplemental Indenture”) with Wilmington Trust, National Association as trustee (the “Trustee”) to the Indenture, dated as of July 7, 2014 (as supplemented, the “2019 Notes Indenture”) between SFR and the Trustee relating to SFR’s 3.00% Convertible Senior Notes due 2019 (the “2019 Notes”). Pursuant to the 2019 Notes Supplemental Indenture, at and after the effective time of the REIT Merger (the “REIT Merger Effective Time”), the right to convert each $1,000 principal amount of the 2019 Notes into SFR Common Shares (as defined in Item 2.01 of this Current Report on Form 8-K) has been changed into the right to convert such principal amount of such 2019 Notes into a corresponding number of shares of INVH Common Stock (as defined in Item 2.01 of this Current Report on Form 8-K) that a holder of such number of SFR Common Shares immediately prior to the REIT Merger Effective Time would have been entitled to receive upon the consummation of the REIT Merger. Upon consummation of the REIT Merger, the conversion rate applicable to the 2019 Notes was initially 53.0969 shares of INVH Common Stock per $1,000 principal amount of the 2019 Notes.

In addition, in connection with the Mergers, Merger Sub, as successor issuer, and the Company, as guarantor, executed a supplemental indenture dated as of November 16, 2017 (the “2022 Notes Supplemental Indenture” and, together with the 2019 Notes Supplemental Indenture, the “Supplemental Indentures”) with the Trustee to the Indenture, dated as of January 10, 2017 (as supplemented, the “2022 Notes Indenture” and, together with the 2019 Notes Indenture, the “Indentures”) between SFR and the Trustee relating to SFR’s 3.50% Convertible Senior Notes Due 2022 (the “2022 Notes” and, together with the 2019 Notes, the “Notes”). Pursuant to the 2022 Notes Supplemental Indenture, at and after the REIT Merger Effective Time, the right to convert each $1,000 principal amount of the 2022 Notes into SFR Common Shares has been changed into the right to convert such principal amount of such 2022 Notes into a corresponding number of shares of INVH Common Stock that a holder of such number of SFR Common Shares immediately prior to the REIT Merger Effective Time would have been entitled to receive upon the consummation of the REIT Merger. Upon consummation of the REIT Merger, the conversion rate applicable to the 2022 Notes was initially 43.7694 shares of INVH Common Stock per $1,000 principal amount of the 2022 Notes.

Pursuant to the Supplemental Indentures, the Company has provided an unconditional guarantee of the obligations of Merger Sub under each series of Notes and the Indentures. The Indentures provide for customary events of default, which include nonpayment of principal or interest, breach of covenants, payment defaults of other indebtedness, failure to pay certain judgments and certain events of bankruptcy.

The foregoing is only a brief description of the Supplemental Indentures, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the 2019 Notes Supplemental Indenture and the 2022 Notes Supplemental Indenture, which are filed as Exhibits 4.1 and 4.2, respectively, and are incorporated by reference herein.

SFR Registration Rights Agreement

At the REIT Merger Effective Time, in accordance with the Merger Agreement, INVH and Merger Sub entered into an Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”) pursuant to which Merger Sub assigned, and Invitation Homes assumed, all of Merger Sub’s rights, interests and obligations, as successor to SFR, under the Amended and Restated Registration Rights Agreement dated as of October 4, 2016, among SFR, Starwood Capital Group Global, L.P. and the other parties named therein (the “SFR Registration Rights Agreement”). The SFR Registration Rights Agreement and the Assignment and Assumption Agreement are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The SFR Registration Rights Agreement is described in the Company’s joint proxy statement/information statement and prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”), on October 16, 2017 (the “Proxy Statement”) in connection with the Company’s registration statement on Form S-4 (File No. 333-220543), as amended.

Item 2.01	Completion of Acquisition or Disposition of Assets

On the Closing Date, the Company completed the Mergers pursuant to the terms of the Merger Agreement. On the Closing Date, SFR merged with and into Merger Sub, with Merger Sub continuing as the surviving entity, and SFR LP merged with and into INVH LP, with INVH LP continuing as the surviving entity. At the REIT Merger Effective Time, each common share of beneficial interest of SFR, par value $0.01 per share (a “SFR Common Share”), issued and outstanding immediately prior to the REIT Merger Effective Time (other than those owned by any wholly-owned subsidiary of SFR, or by INVH, Merger Sub or any subsidiary of INVH, which shares were automatically cancelled and retired and ceased to exist) was converted into the right to receive 1.6140 (the “Exchange Ratio”) newly issued, fully paid and nonassessable shares of common stock of INVH, par value $0.01 per share (“INVH Common Stock”).

At the effective time of the Partnership Merger, each outstanding partnership unit of SFR Partnership was converted into the right to receive 1.6140 common units, representing limited partner interests, in INVH LP. No fractional shares of INVH Common Stock were issued in the REIT Merger, and the value of any fractional shares to which a former holder of SFR Common Shares is otherwise entitled will be paid in cash.

Further, each outstanding restricted share unit of SFR (each an “SFR RSU”) and each performance share unit of SFR that vested as a result of the Mergers or the Merger Agreement have been automatically converted into the right to receive INVH Common Stock based on the Exchange Ratio, plus any accrued but unpaid dividends (if any) and less certain taxes (if any). At the REIT Merger Effective Time, each SFR RSU that did not vest as a result of the Mergers or the Merger Agreement was automatically assumed by INVH and converted into an equivalent stock-based incentive award unit with respect to INVH Common Stock and subject to the same terms and conditions as applicable to such awards.

The foregoing description of the Mergers and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by INVH with the Securities and Exchange Commission (the “SEC”) on August 14, 2017, and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 under the heading Supplemental Indentures Related to SFR Notes is hereby incorporated by reference into this Item 2.03.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Certain Directors and Executive Officers

In connection with the Mergers, and effective as of the REIT Merger Effective Time, each of John B. Bartling Jr., Kenneth A. Caplan, Nicholas C. Gould, David A. Roth and John G. Schreiber resigned as members of the board of directors of the Company (the “Board”) and from each of the committees of the Board on which they served. The resignations were not due to any disagreement with the Company regarding any matter related to the Company’s operations, policies or practices. Messrs. Bartling, Caplan, Gould, Roth and Schreiber formerly served on the Investment and Finance Committee of the Board, Mr. Gould formerly served on the Nominating and Corporate Governance Committee of the Board, and Mr. Schreiber formerly served on the Audit Committee of the Board.

Further, in connection with the Mergers, and effective as of the REIT Merger Effective Time, (i) John B. Bartling Jr. ceased to serve in his position as President and Chief Executive Officer of the Company, (ii) Irwin Gordon ceased to serve in his position as Executive Vice President and Chief Revenue Officer of the Company, and (iii) Bruce A. Lavine ceased to serve in his position as Executive Vice President, Operations and Chief Operations Officer of the Company.

Appointment of Directors

As of the REIT Merger Effective Time, and in accordance with the Merger Agreement, the Board consists of with the following 11 members (i) Richard D. Bronson, Michael D. Fascitelli, Jeffrey E. Kelter, Barry S. Sternlicht and Frederick C. Tuomi, each a former trustee of SFR, and (ii) Bryce Blair, Jonathan D. Gray, Robert G. Harper, John B. Rhea, Janice L. Sears and William J. Stein, each a continuing director on the Board. Bryce Blair serves as Chairman of the Board, and Michael D. Fascitelli serves as Chairman of the Investment and Finance Committee of the Board.

Effective as of the REIT Merger Effective Time: (i) Messrs. Richard D. Bronson, Jeffrey E. Kelter and John B. Rhea and Ms. Janice L. Sears serve as members of the Audit Committee of the Board, (ii) Messrs. Michael D. Fascitelli, Jeffrey E. Kelter, John B. Rhea and William J. Stein serve as members of the Compensation and Management Development Committee of the Board, (iii) Messrs. Bryce Blair, Richard D. Bronson, Robert G. Harper and William J. Stein serve as members of the Nominating and Corporate Governance Committee of the Board, and (iv) Messrs. Michael D. Fascitelli, Robert G. Harper and Frederick C. Tuomi and Ms. Janice L. Sears serve as members of the Investment and Finance Committee of the Board.

Appointment of Certain Officers

Effective as of the REIT Merger Effective Time, Frederick C. Tuomi became the President and Chief Executive Officer of the Company, Charles D. Young became the Executive Vice President, Operations and Chief Operations Officer of the Company and Arik Prawer became the Executive Vice President and Chief Integration Officer of the Company. The remainder of the senior leadership team of the Company includes the following continuing officers: Ernest M. Freedman as Executive Vice President and Chief Financial Officer of the Company, Dallas B. Tanner as Executive Vice President and Chief Investment Officer of the Company, Mark A. Solls as Executive Vice President, Secretary and Chief Legal Officer of the Company, and Kimberly K. Norrell as Senior Vice President and Chief Accounting Officer of the Company.

The Company’s Proxy Statement in connection with the Company’s registration statement on Form S-4 (File No. 333-220543), as amended, contains biographical information about the newly appointed directors and officers and summaries of the terms of the letter agreement entered into with John B. Bartling and the binding term sheets entered into with each of Frederick C. Tuomi and Arik Prawer. Such information is incorporated herein by reference.

Sign-On RSU Award to Mr. Tuomi

Pursuant to the binding term sheet between the Company and Frederick C. Tuomi dated September 19, 2017 and previously disclosed in the Proxy Statement, the Board granted, effective on the Closing Date, a sign-on equity award of restricted stock units (“RSUs”) to Frederick C. Tuomi with a value of $7 million granted under the Invitation Homes Inc. 2017 Omnibus Incentive Plan (the “Incentive Plan”). The number of RSUs granted is based on the closing price per share of INVH Common Stock on the Closing Date. Half of the RSUs are subject to time-vesting (“Time Vesting RSUs”), and half of the RSUs are subject to performance-vesting (“Performance Vesting RSUs”).

The Time Vesting RSUs are scheduled to vest in full on the third anniversary of the Closing Date, subject to Mr. Tuomi’s continued employment through the vesting date. If Mr. Tuomi’s employment is terminated for any reason other than as described below, all unvested Time Vesting RSUs will be forfeited.

Upon a termination of Mr. Tuomi’s employment by the Company without “cause” (as defined in the Incentive Plan) or, if Mr. Tuomi resigns from employment following a “constructive termination” (as defined in the award agreement, and together with a termination without cause, a “qualifying termination”), any unvested Time Vesting RSUs will vest as of the date of termination subject to Mr. Tuomi’s execution and non-revocation of a release of claims in favor of the Company. Upon Mr. Tuomi’s death or a termination of his employment by the Company due to Mr. Tuomi’s “disability” (as defined in the Incentive Plan), any unvested Time Vesting RSUs will vest as of the date of termination.

Upon a change in control, if the Time Vesting RSUs are assumed by the successor or acquiror and a qualifying termination occurs during the two-year period following a change in control, any then-unvested Time Vesting RSUs will vest. Upon a change in control, if the Time Vesting RSUs are not assumed by the successor or acquiror, any then-unvested Time Vesting RSUs will vest immediately prior to the change in control.

The Performance Vesting RSUs may be earned based on the achievement of performance conditions that will be established by the Board within 90 days of the effective date of the grant. Following the last day of any applicable performance period, the Compensation and Management Development Committee of the Board will calculate the number of Performance Vesting RSUs that have been earned. Any Performance Vesting RSUs that do not become earned based on actual performance during the applicable performance period will be forfeited on the last day of the performance period. All Performance Vesting RSUs that are earned will vest on the third anniversary of the Closing Date, subject to Mr. Tuomi’s continued employment through that date. If Mr. Tuomi’s employment is terminated for any reason other than as described below, all unvested Performance Vesting RSUs will be forfeited.

Upon a qualifying termination, Mr. Tuomi’s death, or a termination of his employment due to disability prior to the last day of any performance period, a prorated portion of the Performance Vesting RSUs will remain outstanding and eligible to vest based on actual performance through the last day of the applicable performance period based on the number of days during the applicable performance period that Mr. Tuomi was employed, subject to his (or his executor’s) execution and non-revocation of a release of claims in favor of the Company. Any Performance Vesting RSUs that are earned based on actual performance will vest on the date the Compensation and Management Development Committee of the Board calculates the number of Performance Vesting RSUs that have been earned, and any Performance Vesting RSUs that were earned as of the date of termination but not yet vested will vest on the date of termination.

Upon a change in control, the Compensation and Management Development Committee of the Board will determine the number of Performance Vesting RSUs that have been earned based on its determination of the satisfactory completion of the performance conditions through the date of the change in control. Any earned Performance Vesting RSUs will vest as to 50% of such Performance-Vesting RSUs on the date of the change in control and, as to the remaining 50%, on the first anniversary of the change in control. If a qualifying termination occurs during the two-year period following a change in control, any earned Performance Vesting RSUs will vest. If the awards are not assumed by the successor or acquiror, any earned Performance Vesting RSUs (including any RSUs that become earned in connection with the change in control) will vest immediately prior to the change in control.

Mr. Tuomi is entitled to receive dividends or dividend equivalent payments, as applicable, in respect of his Time Vesting RSUs and any earned Performance Vesting RSUs (whether vested or unvested and not yet settled) on the same date and in the same form (cash or additional shares of common stock) as are paid to holders of INVH Common Stock. Unearned Performance Vesting RSUs accrue dividend equivalent payments, but will be paid only to the extent the underlying Performance Vesting RSUs are earned and, once earned, are payable in cash (unless the Compensation and Management Development Committee elects to settle in shares) at the time the Performance Vesting RSUs are earned.

Mr. Tuomi is subject to restrictive covenants related to post-employment non-solicitation and non-competition for twelve months following any termination of employment and indefinite covenants covering confidentiality and intellectual property. Under the award agreement, if there is a restrictive covenant violation or Mr. Tuomi engages in a detrimental activity (as defined in the award agreement) in the five-year period following the effective date of the grant, Mr. Tuomi will be required to pay the Company an amount equal to the after-tax proceeds received upon the sale or disposition of, or distributions in respect of, the RSUs and any shares issued in respect thereof. The RSUs are also subject to clawback in the event of a restatement of the Company’s financial results due to Mr. Tuomi’s fraud or intentional illegal conduct where such restatement results in fewer earned Performance Vesting RSUs, as well as any additional Company clawback policy.

The foregoing summary is qualified in its entirety by reference to the Award Notice and Restricted Stock Unit Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On the Closing Date, the Company issued a press release announcing the completion of the Mergers. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Filed by SFR with the SEC on February 28, 2017 on Form 10-K and incorporated by reference herein is the following exhibit:

99.2 Audited consolidated balance sheets of SFR as of December 31, 2016 and 2015, the related consolidated statements of operations, other comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2016 and the related notes to such audited consolidated financial statements.

Filed by SFR with the SEC on November 9, 2017 on Form 10-Q and incorporated by reference herein is the following exhibit:

99.3 Unaudited consolidated balance sheets of SFR as of September 30, 2017, the related unaudited consolidated statements for the three-month period ended September 30, 2017 and the nine-month period ended September 30, 2017, and the three-month period ended September 30, 2016 and the nine-month period ended September 30, 2016 and the related notes to such unaudited consolidated financial statements.

Filed by SFR with the SEC on June 5, 2017 as Exhibit 99.4 of Current Report on Form 8-K and incorporated by reference herein is the following exhibit:

99.4 Audited consolidated financial statements of Waypoint/GI Venture, LLC and Subsidiaries as of and for the year ended December 31, 2016.

(b) Pro Forma Financial Information.

The pro forma financial information required by this Item will be filed by an amendment to this Current Report on Form 8-K no later than 71 days following the date that this Current Report is required to be filed.

(d) Exhibits

Exhibit No.	Description

4.1	Second Supplemental Indenture between INVH, Merger Sub and Wilmington Trust, National Association, as trustee dated as of November 16, 2017

4.2	First Supplemental Indenture between INVH, Merger Sub and Wilmington Trust, National Association, as trustee dated as of November 16, 2017

10.1	Amended and Restated Registration Rights Agreement, dated as of October 4, 2016, among SFR and the other parties named therein (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed by SFR with the SEC on October 11, 2016)

10.2	Assignment and Assumption Agreement, dated as of November 16, 2017, among INVH and Merger Sub

10.3	Award Notice and Restricted Stock Unit Agreement (Sign-On Award – Mr. Tuomi)

23.1	Consent of Ernst & Young LLP (in respect of SFR)

23.2	Consent of Novogradac & Company LLP (in respect of Waypoint/GI Venture, LLC and Subsidiaries)

99.1	Joint press release issued by INVH and SFR, dated November 16, 2017

99.2	Audited consolidated balance sheets of SFR as of December 31, 2016 and 2015, the related consolidated statements of operations, other comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2016 and the related notes to such audited consolidated financial statements (incorporated by reference to the Form 10-K filed by SFR with the SEC on February 28, 2017).

99.3	Unaudited consolidated balance sheets of SFR as of September 30, 2017, the related unaudited consolidated statements for the three-month period ended September 30, 2017 and the nine-month period ended September 30, 2017, and the three-month period ended September 30, 2016 and the nine-month period ended September 30, 2016 and the related notes to such unaudited consolidated financial statements (incorporated by reference to the Form 10-Q filed by SFR with the SEC on November 9, 2017).

99.4	Audited consolidated financial statements of Waypoint/GI Venture, LLC and Subsidiaries as of and for the year ended December 31, 2016 (incorporated by reference to Exhibit 99.4 of the Current Report on Form 8-K filed by SFR with the SEC on June 5, 2017).

Exhibit List

Exhibit No.	Description

4.1	Second Supplemental Indenture between INVH, Merger Sub and Wilmington Trust, National Association, as trustee dated as of November 16, 2017

4.2	First Supplemental Indenture between INVH, Merger Sub and Wilmington Trust, National Association, as trustee dated as of November 16, 2017

10.1	Amended and Restated Registration Rights Agreement, dated as of October 4, 2016, among SFR and the other parties named therein (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed by SFR with the SEC on October 11, 2016)

10.2	Assignment and Assumption Agreement, dated as of November 16, 2017, among INVH and Merger Sub

10.3	Award Notice and Restricted Stock Unit Agreement (Sign-On Award – Mr. Tuomi)

23.1	Consent of Ernst & Young LLP (in respect of SFR)

23.2	Consent of Novogradac & Company LLP (in respect of Waypoint/GI Venture, LLC and Subsidiaries)

99.1	Joint press release issued by INVH and SFR, dated November 16, 2017

99.2	Audited consolidated balance sheets of SFR as of December 31, 2016 and 2015, the related consolidated statements of operations, other comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2016 and the related notes to such audited consolidated financial statements (incorporated by reference to the Form 10-K filed by SFR with the SEC on February 28, 2017).

99.3	Unaudited consolidated balance sheets of SFR as of September 30, 2017, the related unaudited consolidated statements for the three-month period ended September 30, 2017 and the nine-month period ended September 30, 2017, and the three-month period ended September 30, 2016 and the nine-month period ended September 30, 2016 and the related notes to such unaudited consolidated financial statements (incorporated by reference to the Form 10-Q filed by SFR with the SEC on November 9, 2017).

99.4	Audited consolidated financial statements of Waypoint/GI Venture, LLC and Subsidiaries as of and for the year ended December 31, 2016 (incorporated by reference to Exhibit 99.4 of Current Report on Form 8-K filed by SFR with the SEC on June 5 2017).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVITATION HOMES INC.

	By:	/s/ Mark A. Solls
	Name:	Mark A. Solls
	Title:	Executive Vice President, Secretary and Chief Legal Officer
Date: November 20, 2017